SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C.  20549




                            FORM 8-K

                         CURRENT REPORT


                 PURSUANT TO SECTION 13 OR 15(d)
             OF THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date or earliest event reported)April, 21, 2004



                  AMPCO-PITTSBURGH CORPORATION
     (Exact name of registrant as specified in its charter)


 Pennsylvania              1-898               25-1117717

(State or other      (Commission file number)     (I.R.S.
Employer
 jurisdiction
                                             Identification
 of incorporation)                            Number)



        600 Grant Street
         Pittsburgh, PA                         15219

     (Address of principal
                                                  (Zip Code)
      executive offices)





Registrant's telephone number, including area code: (412) 456-
4400

Item 12.  Disclosure of Results of Operations and Financial
          Condition.


     On April 21, 2004, Ampco-Pittsburgh Corporation issued a press release announcing its results for the three months ended March 31, 2004. A copy of the press release is attached hereto and is being furnished to the SEC.



                           SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              AMPCO-PITTSBURGH CORPORATION



Date:  April 21, 2004         By:  s/Ernest G. Siddons
                                   Ernest G. Siddons
                                   Executive Vice President